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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                           reported): March 29, 2007

                 CWHEQ Home Equity Loan Trust, Series 2007-S3
                 --------------------------------------------
                      (Exact name of the issuing entity)
         Commission File Number of the issuing entity: 333-132375-[o]

                                  CWHEQ, Inc.
                                  -----------
           (Exact name of the depositor as specified in its charter)
              Commission File Number of the depositor: 333-132375

                          Countrywide Home Loans Inc.
                          ---------------------------
            (Exact name of the sponsor as specified in its charter)


              Delaware                                  87-0698310
              --------                                  ----------
    (State or Other Jurisdiction of         (I.R.S. Employer Identification
    Incorporation of the depositor)               No. of the depositor)


         4500 Park Granada
         Calabasas, California                             91302
         ---------------------                            -------
         (Address of Principal Executive                 (Zip Code)
         Offices of the depositor)

     The depositor's telephone number, including area code (818) 225-3000
                                                           --------------

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8     Other Events

Item 8.01.    Other Events.

      Pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), CWHEQ, Inc. (the "Company") is filing a prospectus and a prospectus supplement (collectively, the "Prospectus") with the Securities and Exchange Commission (the "Commission") relating to its CWHEQ Home Equity Loan Trust, Series 2007-S3, Home Equity Loan Asset Backed Certificates, Series 2007-S3 (the "Certificates").

      The consolidated balance sheets of MBIA Insurance Corporation ("MBIA") and its subsidiaries as of December 31, 2006 and 2005 and the related consolidated statements of income, changes in shareholder's equity, and cash flows for each of the three years in the period ended December 31, 2006, incorporated by reference in the Prospectus, have been so incorporated in the Prospectus in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of that firm as experts in accounting and auditing.

      In connection with the issuance of the Certificates, the Company is filing herewith the consent of PricewaterhouseCoopers LLP to the use of their name and the incorporation by reference of their report in the Prospectus relating to the issuance of the Certificates. The consent of PricewaterhouseCoopers LLP is attached hereto as Exhibit 23.1.

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Section 9     Financial Statements and Exhibits

Item 9.01     Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired.

        Not applicable.

(b)  Pro forma financial information.

        Not applicable.

(c)  Exhibits.

Exhibit No.    Description

23.1 Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm of MBIA Insurance Corporation.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CWHEQ, INC.



                                     By:  /s/ Darren Bigby
                                          ------------------------------
                                          Name:  Darren Bigby
                                          Title: Vice President



Dated: March 29, 2007

Exhibit Index

Exhibit

23.1 Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm of MBIA Insurance Corporation.